GUARANTEE OF LEASE


Effective as of March 15, 1997


      FOR VALUE RECEIVED, and in order to induce AEI REAL ESTATE FUND XVI LIMITED PARTNERSHIP, a Minnesota limited partnership, whose corporate general partner is AEI Fund Management XVI, Inc., a Minnesota corporation and AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP, a Minnesota limited partnership, whose corporate general partner is AEI Fund Management XVII, Inc., a Minnesota corporation ("Lessor"), to enter into, execute and deliver that certain Lease Agreement dated effective of even effective date herewith ("Lease") between Lessor, and Texas Sports City Cafe, Ltd. ("Lessee"), the undersigned ("Guarantor", whether one or more) hereby absolutely and unconditionally guarantees to said Lessor, its successors and assigns, the due and prompt performance and observance of all of the obligations of said Lease to be met by Lessee, including but not limited to the payment of rent and other payments to be made under the Lease. The undersigned agrees that no act or thing, except for payment in full or written release of this Guarantee by Lessor, which but for this provision might or could in law or equity act as a release of the liability of the undersigned hereunder, shall in any way affect or impair the absolute and unconditional obligation of the undersigned. This Guarantee shall be a continuing, absolute and unconditional Guarantee and shall be in full force and effect until all amounts due and owing under the Lease are paid in full, or until this Guarantee has been released in writing by Lessor, whichever occurs first, notwithstanding expiration or sooner termination of the Lease. The undersigned hereby waives all notices and protests, as well as all defenses and offsets which could or may in any way be asserted against said Lessor, either on the part of Lessee or by the Guarantor itself. This Guarantee shall inure to the benefit of the successors and assigns of said Lessor, including any subsequent holder of Lessor's interest in the Lease.

     The undersigned hereby waives notice of the execution of the Lease; waives notice of the date of commencement of said Lease and of any assignment or transfer of Lessor's interest in the Lease and agrees to be bound by the terms of this Agreement to any subsequent transferee or assignee of Lessor without further notice or acceptance by such transferee or assignee. Additionally, the undersigned Guarantor agrees to reimburse Lessor for any and all costs or expenses, including legal fees, incurred by Lessor in enforcing the terms and conditions of the Lease or this Guaranty.

      The undersigned hereby agrees that the Lessor may from time to time without notice to or consent of the undersigned and upon such terms and conditions as the Lessor may deem advisable without affecting this Guarantee (a) release any maker, surety or other person liable for payment of all or any part of the obligations under the Lease; (b) make any agreement extending or otherwise altering the time for or the terms of payment of rent and/or fulfillment of the obligations of Lessee under the Lease;
(c) modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lessor may have hereunder, under the Lease or any other security given for payment of rent and/or fulfillment of other obligations of Lessee under the Lease; (d) accept additional security or guarantees of any kind; (e) transfer or assign the Lease to any other party;
(f) accept from Lessee or any other party partial payment or payments on account of the Lease; (g) release, settle or compromise any claim of the Lessor against the Lessee, or against any other person, firm or corporation whose obligation is held by the Lessor as security for the payment of rent and/or the fulfillment of other obligations of Lessee under the Lease.

     The undersigned hereby unconditionally and absolutely waives
(a) any obligation on the part of the Lessor to protect, secure or insure any of the Leased Premises; (b) the invalidity or unenforceability of the Lease; (c) notice of acceptance of this Guarantee by the Lessor; (d) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment; (e) notice of any defaults under the Lease or in the performance of any of the covenants and agreements contained therein or in any instrument given as security for the Lease; (f) any defense, offset or claim the Lessee or the undersigned may have against the Lessor; (g) any limitation or exculpation of liability on the part of the Lessee whether contained in the Lease or otherwise; (h) any transfer by the Lessee; (i) any failure, neglect or omission on the part of Lessor to realize or protect the Leased Premises or any security given therefor; (j) any right to insist that the Lessor proceed against the Lessee or against any other Guarantor or surety prior to enforcing this Guarantee; provided, however, at its sole discretion the Lessor may either in a separate action or an action pursuant to this Guarantee pursue its remedies against the Lessee or any other Guarantor or surety, without affecting its rights under this Guarantee; or (k) any order, method or manner of application of any payments on the Lease.

      Without limiting the generality of the foregoing, the undersigned will not assert against the Lessor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Lessee in respect of the Lease, or any setoff available against the Lessor to the Lessee whether or not on account of a related transaction.

      The undersigned agrees this Guarantee is executed in order to induce the Lessor to lease the Leased Premises to Lessee with the intent that it be relied upon by the Lessor. This Guarantee shall run with the Leased Premises and without the need for any further assignment of this Guarantee to any subsequent owner of the Leased Premises or the need for any notice to the undersigned thereof. Upon assignment of the Lessor's interest in the Lease to any subsequent party, said subsequent party may enforce this Guarantee as if said party had been originally named as Lessor hereunder.

      No right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guarantee or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guarantee shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by Lessor.

      This Guarantee and each and every part hereof, shall be binding upon the undersigned and upon its heirs, administrators, representatives, executors, successors and assigns and shall inure to the pro rata benefit of each and every future Lessor with the Lease, including the heirs, administrators, representatives, executors, successors and assigns of the Lessor.

      The undersigned expressly agrees that the liability and obligations under this Guarantee shall not in any way be affected by the institution by or against the Lessee of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for relief of debtors and that upon the institution of any of the above actions, at Lessor's sole discretion and without any notice thereof or demand therefor, the entire unpaid rent and other payments due under the Lease shall become immediately due and payable and enforceable against the Guarantor.

       The undersigned agrees to furnish to Lessor the undersigned's annual financial statements, audited if available, or certified by the undersigned's CEO or CFO as true and correct, within 90 days after the end of each calendar year, and such unaudited interim statements as Lessor may reasonably request from time to time. Such financial statements shall include a balance sheet and, if prepared and available, profit and loss statements. Any audited or reviewed financial statements, if available, shall be accompanied by their auditor's opinion. The undersigned shall also provide Lessor with copies of its tax returns when filed.

      If this Guarantee be executed by more than one person or entity, the obligations of the undersigned are understood to be joint and several and are fully enforceable against all or any of the undersigned and neither the legal disaffirmity, death nor release of any individual shall affect or release the joint and several liability of any other Guarantor.

      The undersigned agrees that all indebtedness, liability or liabilities now or at any time or times hereafter owing by Lessee to the undersigned are hereby subordinated to the Lessee's obligations under the Lease and any payment of indebtedness of the Lessee to the undersigned, if the Lessor so requests, shall be received by the undersigned as trustee for the Lessor on account of the Lessee's obligations under the Lease. The undersigned agrees that the payment of any amount or amounts by the undersigned pursuant to this Guarantee shall not in any way entitle the undersigned whether at law, in equity or otherwise to any right to participate in any security held by the Lessor for the payment of the Lessee's obligations under the Lease, any right to direct the application or disposition of any such security or any right to direct the enforcement of any such security. Performance by the undersigned under this Guarantee shall not entitle the undersigned to be subrogated to any of the Lessee's obligations under the Lease or to any security therefor, unless and until the full amount of the Lessee's obligations under the Lease has been fully paid.

      This Guarantee is executed under and intended to be construed by the laws of the State of Minnesota. The undersigned consents to be sued in the jurisdiction and venue of any District Court in the State of Minnesota or in any Court in the State of Texas, such jurisdiction and venue to be determined at the sole option and election of Lessor.

      This document may be executed in counterpart and separately by any combination of signatories hereto, but shall constitute one and the same document as if all signatories executed the same counterpart.


       IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed effective as of this 15TH day of March, 1997.

     HARBORAGE I, LTD.

     By:  Harborage Services, Inc.

          By:/s/ Joyce Mc Reynolds
                 Its:President


STATE OF            )
                    )SS.
COUNTY OF           )

      The foregoing instrument was acknowledged before me this 15th day of March,1997,by Joyce Mc Reynolds, the President of
Harborage Services, Inc., on behalf of said corporation, as corporate general partner of Harborage I, Ltd, a limited partnership, on behalf of said limited partnership.

                    /s/ Jane Both
Notary Public



[notary seal]